IBM 3Q25 Earnings Prepared Remarks 1 Introduction Thank you. I’d like to welcome you to IBM’s third quarter 2025 earnings presentation. I’m Olympia McNerney, and I’m here today with Arvind Krishna, IBM’s Chairman, President and Chief Executive Officer, and Jim Kavanaugh, IBM’s Senior Vice President and Chief Financial Officer. We’ll post today’s prepared remarks on the IBM investor website within a couple of hours, and a replay will be available by this time tomorrow. To provide additional information to our investors, our presentation includes certain non-GAAP measures. For example, all of our references to revenue and signings growth are at constant currency. We’ve provided reconciliation charts for these and other non-GAAP financial measures at the end of the presentation, which is posted to our investor website. Finally, some comments made in this presentation may be considered forward looking under the Private Securities Litigation Reform Act of 1995. These statements involve factors that could cause our actual results to differ materially. Additional information about these factors is included in the company’s SEC filings. So with that, I’ll turn the call over to Arvind. Exhibit 99.1

IBM 3Q25 Earnings Prepared Remarks 2 CEO Perspective Thank you for joining us today. In the third quarter, IBM delivered strong results across revenue, profit and free cash flow, exceeding our expectations. Revenue growth accelerated to 7%, our highest growth in several years, with all of our segments accelerating sequentially. These results underscore the strength of our business model and portfolio, and the innovation we are delivering to clients. Clients continue to turn to IBM as a trusted partner to help them modernize, embed AI, and build resilient infrastructure. Let me touch on the economy before I turn to our execution. Last quarter, I said we had moved from being cautiously optimistic to optimistic. Technology remains a key driver of growth and competitive advantage. AI adoption is accelerating, and hybrid cloud remains the foundation of enterprise IT. Clients are leaning on enterprise technologies to scale, innovate, and drive productivity. There are always macro uncertainties, but overall, we continue to see broad-based demand from clients and remain optimistic. Now turning to our execution this quarter. Our strategy remains focused: hybrid cloud and artificial intelligence. Our products and services fuel growth and productivity for our clients. You can see this in our results for the quarter. Software growth accelerated to 9%, led by strength in Automation. Automation was up 22%, highlighting our end-to-end portfolio of leading solutions that optimize operations, automate infrastructure and workflows, build resiliency, and drive cost efficiency for clients. Many of our automation products are infused with AI enhancing their capabilities. HashiCorp also continues to accelerate within IBM, benefiting from our go-to-market distribution and joint product innovation,

IBM 3Q25 Earnings Prepared Remarks 3 highlighting our synergy potential. Consulting accelerated, reflecting growing demand for AI services as clients need help designing, deploying, and governing AI at scale. And Infrastructure delivered robust performance, growing 15%, driven by continued strength in z17, our strongest two quarter launch in history. The Spyre accelerator, which will be available in Q4, will bring advanced generative AI and real-time inferencing capabilities inside IBM Z, redefining how enterprises capture AI value within their most mission-critical environments. In addition to being a demand driver, AI is also a powerful productivity driver for IBM, contributing to our strong financial performance. In 2023, we set out on a goal to achieve $2.0 billion of productivity savings and today we are well ahead of that, with an expectation of $4.5 billion of annual run rate savings exiting this year. I believe we have significant opportunity ahead of us to continue to become even leaner and more nimble. Our Client Zero approach sets us apart as we have internally identified and addressed pain points on data readiness, siloed and vertical workflows and application and IT sprawl, using our own technology and domain expertise. Clients see these results and look to us to help them on their own transformations, driving over 1,000 Client Zero engagements this year. The breadth of our AI offerings is a key differentiator, combining an innovative technology stack with Consulting at scale, and our Client Zero journey. Our GenAI book of business continues to show momentum, at over $9.5 billion inception to date. In Consulting, we are embracing disruption and leading the way with our digital asset and Services as Software strategy. While we are early in this journey, we have over 200 consulting projects using digital workers at scale. In Software, demand for watsonx and Red Hat AI remains strong, with early momentum in our agentic platform, watsonx Orchestrate. Watsonx Orchestrate helps

IBM 3Q25 Earnings Prepared Remarks 4 enterprises deploy AI by connecting agents, models, and workflows with governance and security. Orchestration will be critical as enterprises run a variety of models to optimize cost and performance. Our hybrid approach to models enables clients to use the best option for each use case – IBM’s Granite models, third-party models, or open models from Hugging Face, Meta, and Mistral. We recently launched Granite 4.0, our next-generation family of open, small language models. Granite 4.0 delivers high performance and cost efficiency, using 70% less memory and offering twice the inferencing speed of conventional models. We also partnered with Anthropic to infuse Claude into IBM products to unlock new GenAI features and capabilities. This week we announced a partnership to run watsonx on Groq, giving clients access to their inferencing technology, which provides ultra-high-speed, low latency AI capabilities at lower costs. All this leads to real, tangible value for clients. Companies like Deutsche Telekom and S&P Global are embedding watsonx into core workflows. In Infrastructure, clients such as Nationwide, State Street, and Crédit Agricole are turning to AI to manage increased workloads and use z17 for its advanced AI inferencing capabilities and enhanced resiliency. Accelerating innovation remains a core focus for IBM. At our recent IBM TechXchange developer and builder conference, we showcased how we’re helping clients and partners, with innovation that blends enterprise strength and AI speed. We had almost twice the number of participants as last year with speakers including United Airlines, T-Mobile, Prudential, UPS, Morgan Stanley, Verizon and Cigna. We announced Project Bob, facilitating AI-powered software development, helping teams ship higher- quality code, faster. We have more than 8,000 developers within IBM that are using Project Bob, reporting productivity gains averaging 45% – another powerful Client Zero use case. We also announced new

IBM 3Q25 Earnings Prepared Remarks 5 automation capabilities including a real-time infrastructure graph connecting applications, services and ownership through HashiCorp Terraform. As outlined at our Investor Day, we are on a path to demonstrate the first error-corrected quantum computer by 2028 and continue to deliver key milestones in our quantum roadmap. As we collaborate with our ecosystem of over 280 partners, we are making tangible progress on near- term use cases. For example, HSBC achieved a notable improvement in bond trading predictions using IBM’s Heron quantum processor. Vanguard announced a breakthrough in optimizing portfolio construction, using IBM’s quantum computing as a service. We recently announced a partnership with AMD to build quantum-centric supercomputing architectures leveraging IBM’s quantum expertise and AMD’s CPUs, GPUs and other accelerator technologies. Just last week IBM and the Basque Government unveiled Europe’s first IBM Quantum System Two. This marks the second installation outside the United States and underscores our commitment to global leadership in quantum computing In closing, we are executing on our strategy of accelerating revenue growth and delivering higher profitability. Given these results and the momentum in our portfolio, we are raising expectations for revenue growth to more than 5% and free cash flow to about $14 billion for the year. With that, let me hand it over to Jim to go through the financials.

IBM 3Q25 Earnings Prepared Remarks 6 Financial Highlights Thanks Arvind. In the third quarter our revenue growth accelerated to 7%, our highest growth in several years, with all our segments accelerating sequentially. Revenue scale, mix and productivity drove 290 basis points of Adjusted EBITDA margin expansion, 22% Adjusted EBITDA growth and 15% operating earnings per share growth, highlighting the significant operating leverage in our business model. And through the first nine months we generated $7.2 billion of free cash flow, our highest nine- month free cash flow margin in reported history. We exceeded our expectations on revenue, profitability, Adjusted EBITDA, earnings per share, and free cash flow reflecting the strength of our portfolio and the disciplined execution across our business. Software revenue grew 9% fueled by accelerating organic growth, up a few points since last quarter, and continued contribution from our high- value, annual recurring revenue base which grew to $23.2 billion, up 9% since last year. Growth in Automation accelerated to 22%, driven by strength in the organic portfolio and early synergies with HashiCorp, which maintained momentum and delivered its highest bookings quarter in history. Red Hat bookings growth accelerated to about 20% and revenue grew 12%. This performance was driven by a softening in consumption- based services and RHEL trending back towards single-digit growth as we wrap on last year’s exceptional double-digit performance. Demand for our hybrid cloud products remains strong, and all three of our major subscription offerings gained market share again this quarter, with growth accelerating for both OpenShift and Ansible. OpenShift ARR is now $1.8 billion, growing over 30%. Data was up 7%, driven by continued strength in our AI portfolio. And Transaction Processing revenue declined by 3%, reflecting another quarter of z17 outperformance as clients continued to prioritize hardware spend on our latest IBM Z system. While this dynamic

IBM 3Q25 Earnings Prepared Remarks 7 impacts near-term revenue, we’re encouraged by a healthy pipeline that positions us well for future demand. Infrastructure delivered another strong quarter, growing 15%. Hybrid Infrastructure grew 26%, and Infrastructure Support was flat. Within Hybrid Infrastructure, IBM Z delivered its highest third-quarter revenue in nearly two decades – up 59% year to year, fueled by the early success of our z17 platform – purpose-built for AI and hybrid cloud, with breakthrough capabilities in real-time inferencing, quantum-safe security, and AI-driven operational efficiency. Clients are investing in z17 not only for its reliability and scalability, but because it enables secure, high- performance computing at the core of their digital transformation strategies. Distributed Infrastructure, up 8%, reflects broad-based growth across our Storage portfolio as clients scale capacity to meet rising data and AI demands. Consulting returned to growth in the third quarter, with revenue up 2%, improving sequentially and marking a positive inflection point in performance. Intelligent Operations was up 4%, while Strategy and Technology revenue stabilized, with both lines of business showing quarter-over-quarter momentum. This growth reflects solid demand for our strategic offerings – business application transformation, application modernization and migration, and application operations – as clients focus investments on solutions that accelerate AI transformation and maximize return. As Arvind mentioned, we are embracing AI disruption and leading with a software-driven services delivery model. We are transforming into a hybrid model of people plus software that delivers efficiency and scale. This approach is already driving internal productivity, reflected in the 220 basis points of segment profit margin expansion year-to-date – and resonating with clients seeking to operationalize AI strategies. By combining domain expertise with scalable technology platforms, we

IBM 3Q25 Earnings Prepared Remarks 8 reinforce our role as a strategic provider of choice in this evolving landscape. Our Consulting generative AI book of business accelerated to over $1.5B in the quarter with the number of projects more than doubling year to year – underscoring our momentum. While total signings declined this quarter, the quality of signings continued to strengthen, with more strategic wins from new clients and expanded engagements within existing ones. Turning to profitability. We have delivered nine consecutive quarters of operating pre-tax margin expansion, highlighting the evolution of our portfolio mix and our laser focus on productivity, which again played out this quarter. Revenue scale, mix, and productivity drove expansion of operating gross profit margin by 120 basis points, Adjusted EBITDA margin by 290 basis points and operating pre-tax margin by 200 basis points, ahead of our expectations and well above our model. Segment profit margins expanded by 420 basis points in Infrastructure, 270 basis points in Software, and 200 basis points in Consulting, with Consulting margins at the highest level in three years. Revenue scale and mix contribution from IBM Z is a significant source of profitability and free cash flow and combined with a 3-4x stack multiplier, helps fuel our investment in innovation and drive growth. Productivity is also a key driver of profit margin expansion, as we deploy AI at scale across IBM in areas including finance, supply chain, sales, HR, service delivery and customer support to improve efficiency and reduce costs. While we have made progress on this journey and expect $4.5 billion of run rate savings exiting this year, there is still significant opportunity ahead for us to drive even more efficiency and cost savings. Through the third quarter, we generated $7.2 billion of free cash flow, up about $600 million year-over-year, resulting in our highest year-to-date free cash flow margin in reported history. The largest driver of this growth

IBM 3Q25 Earnings Prepared Remarks 9 is Adjusted EBITDA, up $1.8 billion year-over-year, partially offset by proceeds from the Palo Alto QRadar transaction which resulted in a reduction in capex in the third quarter of last year and working capital dynamics. Our strong liquidity position, solid investment grade balance sheet, and disciplined capital allocation policy remain a focus for us. We ended the quarter with cash of $14.9 billion. Our debt balance ending the quarter was $63.1 billion, including $11.3 billion of debt for our financing business, with a receivables portfolio that is over 75% investment grade. In addition, year to date, we returned $4.7 billion to shareholders in the form of dividends.

IBM 3Q25 Earnings Prepared Remarks 10 Summary Now, let me talk about what we see going forward. Through the first nine months of the year, we delivered 5% revenue growth, 17% Adjusted EBITDA growth, 10% operating earnings per share growth and 9% free cash flow growth. The strength and diversity of our portfolio, disciplined capital allocation and relentless focus on productivity continue to drive the durability of our revenue and free cash flow performance. Given the strength of this performance we are raising our expectations for revenue, Adjusted EBITDA and free cash flow. We now expect to deliver revenue growth of more than 5%, Adjusted EBITDA growth of mid-teens and free cash flow of about $14 billion for 2025. Let me focus on full year growth for the segments. We continue to expect Software revenue growth of approaching double digits for the full year. Through the first nine months, we delivered growth above our model of 17% in Automation, and in-line model growth of 7% in Data, and these trends should continue. And we continue to expect mid-teens growth for Red Hat, albeit at the low end. This is underpinned by strong bookings growth in the third quarter of about 20% and our revenue under contract, which is growing in the mid-teens. As we wrap on elevated growth in consumption-based services last year, we expect double-digit revenue growth in the fourth quarter, with an accelerating growth profile heading into 2026. While Transaction Processing was down 1% year to date as clients prioritized spend on our high value innovation z17, the strength of the new cycle provides future monetization value across the Z stack. We are seeing this strength in our pipeline as we enter the fourth quarter, which we expect will drive a return to growth. With continued strength in z17, we now expect Infrastructure to contribute over one-and-a-half points to IBM’s revenue growth this year. In Consulting, we are

IBM 3Q25 Earnings Prepared Remarks 11 encouraged by our return to growth this quarter and continued progress in our GenAI book of business and now we see an inflection in growth going forward, with fourth quarter revenue performance similar to our third quarter growth. Now turning to profitability. We started this year expecting over 50 basis points of operating pre-tax margin expansion and through the first nine months of this year, we delivered 130 basis points of expansion, well ahead of our expectations. This performance is driven by our revenue scale, portfolio mix, and progress with productivity initiatives, enabling operating leverage while providing investment flexibility. We are raising IBM’s full year operating pre-tax margin expansion to over a point. And our operating tax rate expectation for the year remains in the mid-teens. For the fourth quarter, we are comfortable with consensus estimates for constant currency revenue growth and profitability. Let me conclude by saying we are pleased with our continued disciplined execution and look forward to capturing growth opportunities ahead of us. Arvind and I are now happy to take your questions. Olympia, let’s get started.

IBM 3Q25 Earnings Prepared Remarks 12 Closing Thank you, Jim. Before we begin Q&A, I’d like to mention a couple of items. First, supplemental information is provided at the end of the presentation. And then second, as always, I’d ask you to refrain from multi-part questions. Operator, let’s please open it up for questions.